UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2014

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 350, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Concurrently with the filing of this Current Report on Form 8-K, NeoStem will be filing a prospectus supplement to NeoStem’s effective shelf Registration Statement on Form S-3 (File No. 333-183543) pursuant to Rule 424(b)(5) under the Securities Act (the “Prospectus Supplement”), which Prospectus Supplement shall cover the issuance of shares of NeoStem common stock pursuant to NeoStem’s previously-announced Common Stock Purchase Agreement, dated as of March 10, 2014, with Aspire Capital Fund, LLC (the “2014 Purchase Agreement”). The description of the 2014 Purchase Agreement appearing in NeoStem’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 under the caption “Item 9B. Other Information” is incorporated herein by reference.

The legality of the shares of NeoStem common stock to be issued pursuant to the 2014 Purchase Agreement has been passed upon by Lowenstein Sandler LLP, Roseland, New Jersey. A copy of Lowenstein Sandler LLP’s opinion, which is to be incorporated by reference into to Prospectus Supplement, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibits:

Exhibit No.	Description
5.1	Opinion of Lowenstein Sandler LLP
23.1	Consent of Lowenstein Sandler LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name:	Catherine M. Vaczy, Esq.
Title:	General Counsel

Dated:    June 3, 2014